Exhibit 10.20

THIRD AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT AND SECOND WARRANT AMENDMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND SECOND WARRANT AMENDMENT (this “Agreement”) is made as of October 14, 2015, by and between DAYBREAK OIL AND GAS, INC., a Washington corporation (the “Company”), and MAXIMILIAN RESOURCES LLC, a Delaware limited liability company, as successor-in-interest to Maximilian Investors LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, the Lender and the Company are parties to that certain Amended and Restated Loan and Security Agreement, dated as of August 28, 2013, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement and Share Repurchase Agreement dated as of August 21, 2014 and that certain Second Amendment to Amended and Restated Loan and Security Agreement and Warrant Amendment (the “Second Amendment”) dated as of May 20, 2015 (as the same has been and may hereafter be amended from time to time, herein the “Loan Agreement”), pursuant to which Lender extended certain credit and other financial accommodations to the Company.

WHEREAS, the Lender is the owner, beneficially and of record, of warrants (the “Warrants”) to purchase up to 6,550,281 shares of Common Stock, all on the terms and subject to the limitations set forth in that certain Warrant Agreement dated as of August 28, 2013 by and between the Company and the Lender, as amended by the First Amendment to Warrant Agreement dated as of February 14, 2014 and the Second Amendment (as amended, the “Warrant Agreement”), and Warrant Certificate No. W-052015 (the “Warrant Certificate”).

WHEREAS, the Company and the Lender have agreed to certain modifications to the Loan Agreement and the Loan (as defined in the Loan Agreement), and to the terms of the Warrants, as set forth herein.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.

Defined Terms.  Unless otherwise indicated, capitalized terms used and not otherwise herein defined shall have the respective meanings ascribed thereto in the Loan Agreement.

Section 2.

Modification to Required Monthly Payment.  The Loan Agreement is hereby amended so that, with respect to the six Payment Dates on and following September 1, 2015 (the “Reduced Monthly Payment Dates”), the Required Monthly Payment shall be a payment equal to $50,000 (such payment amount, the “Third Amendment Reduced Monthly Payment”).  For the avoidance of doubt, the Lender hereby acknowledges that reduced Required Monthly Payments of $50,000 were made by the Company for September and October in reliance upon this Agreement and hereby waives any Event of Default based on the Company’s failure prior to the date hereof to pay any principal, interest or Commitment Fees when due under the Loan Agreement.

Section 3.

Deemed Advances Based on Reduced Payments.

a.

In consideration of the Third Amendment Reduced Monthly Payments, the parties agree that, on each Reduced Monthly Payment Date, the portion of the difference between the Third Amendment Reduced Monthly Payment (or such amount actually paid, as set forth in subsection c. below) and the amount that the Required Monthly Payment would have been on such date had the parties not entered into this Agreement, which portion would have been applied to the payment of Regular Interest or the Commitment Fee only as set forth in the Loan Agreement, shall be treated as an Advance under the Loan Agreement made as of the date of the Payment Date for such payment and added to the Drawn Amount.  Further, an additional amount equal to twenty percent (20%) of the entire difference between the Third Amendment Reduced Monthly Payment (or such amount actually paid, as set forth in subsection c. below) and the amount that the Required Monthly Payment would have been on such date had the parties not entered into this Agreement shall also be treated as an Advance under the Loan Agreement made as of the date of the Payment Date for such payment and added to the Drawn Amount.  For the avoidance of doubt, all unpaid principal shall remain outstanding as part of the Drawn Amount.

b.

By way of example, if a Required Monthly Payment would have been $450,000 had the parties not entered into this Agreement, $170,000 of which would have been applied to the payment of Regular Interest or the Commitment Fee, but the Company instead pays only $50,000 as allowed by this Agreement, all of which is applied to the payment of Regular Interest or the Commitment Fee as set forth in the Loan Agreement, then the portion of the unpaid amount attributable to unpaid Regular Interest and unpaid Commitment Fee is $120,000, which amount ($120,000) plus 20% ($24,000) as well as 20% of the amount of principal to be paid which remained unpaid ($280,000*20%=$56,000), for a total of $200,000, shall be added to the Drawn Amount as of such Payment Date.

c.

Notwithstanding the foregoing, the Company may at its option with respect to any Reduced Monthly Payment Date pay more than the Third Amendment Reduced Monthly Payment, in which case the calculation of the amount added to the Drawn Amount as described in subsection a above shall take such additional payment into account.

d.

Of the Advances deemed made pursuant to this Section 3, the Company shall in its sole discretion allocate each deemed Advance between the Operating Sublimit and the App Fundings Sublimit, however the Company shall endeavor to allocate the deemed advances as described in Section 4.b of the App Amendment (as hereinafter defined).

Section 4.

Overriding Royalty Interest.  With respect to the App Energy H-33 well and the next three wells to be drilled thereafter pursuant to the Operating Agreement (provided, however, that if the App Energy H-34 well is further developed before three other wells are drilled, it shall be considered one of such next three wells), the Company shall, within thirty (30) days of drilling each well, deliver to the Lender with respect to such well a Conveyance of Overriding Royalty Interest in substantially the form attached hereto as Exhibit A (the “Override Agreement”). The overriding royalty interest shall be subject to a 50% reduction, as set forth in each Override Agreement, if the Loan Payoff (as defined below) occurs on or prior to the Target Payoff Date (as defined below).

Section 5.

Amendment to Operating Agreement.  The Company shall enter into an amendment to that certain Operating Agreement dated August 28, 2013 (the “Operating Agreement”) by and between the Company and App Energy, LLC, a Kentucky limited liability company (“App”), in substantially the form attached hereto as Exhibit B.

Section 6.

Refinancing.  The Company agrees that it shall make a good faith effort to refinance the Loans to allow it to repay in full the Loans made pursuant to the Loan Agreement (such event, the “Loan Payoff”) on or prior to December 31, 2015 (the “Target Payoff Date”).

Section 7.

Warrant Expiration Date.  With respect to Warrants outstanding as of the date of this Agreement, the Warrant Exercise Term (as defined in the Warrant Agreement) is hereby amended to be five (5) years from August 28, 2013, and the Expiration Date (as defined in the Warrant Certificate) of such Warrants is hereby amended to be August 28, 2018.   Further, all references in the Warrant Agreement and the Warrant

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Certificate to (a) the Warrants being three (3) year warrants shall be deemed references to five (5) year warrants, and to (b) August 28, 2016 shall be deemed references to August 28, 2018.  The Warrant Certificate is hereby cancelled and replaced with the replacement Warrant Certificate to be delivered by the Company in substantially the form attached hereto as Exhibit C.

Section 8.

Amendment to App Loan Agreement.  The Company shall, effective as of the date of this Agreement, enter into an amendment with App in substantially the form attached hereto as Exhibit D (the “App Amendment”), to that certain Loan and Security Agreement by and between the Company and App, dated as of August 28, 2013, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 21, 2014 and that certain Second Amendment to Loan and Security Agreement dated as of May 20, 2015.

Section 9.

Further Assurances.  Each party hereto agrees to perform any and all further acts and to execute and deliver any documents which may reasonably be necessary to carry out the provisions of this Agreement.

Section 10.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws rules.

Section 11.

Binding Effect.  This Agreement is binding on, and will inure to the benefit of, the parties hereto and their respective successors, permitted assigns, heirs, and legal representatives.

Section 12.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

Section 13.

Entire Agreement.  This Agreement contains the entire agreement of the parties and embodies all the representations and warranties which have been made between them with respect to the subject matter hereof.  All previous agreements or understandings between the parties hereto with respect to its subject matter, whether in writing or oral, are merged into this Agreement.

Section 14.

Severability.  In the event that any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein, unless the deletion of such provision or provisions would result in such a material change so as to cause completion of the transactions contemplated herein to be unreasonable.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

DAYBREAK OIL AND GAS, INC.

By:	/s/ JAMES F. WESTMORELAND
Name: James F. Westmoreland
Title: President and Chief Executive Officer

LENDER:

MAXIMILIAN RESOURCES LLC

By:	/s/ ZACH WEINER
Name: Zach Weiner
Title: Portfolio Manager

Signature Page to Third Amendment to Amended and Restated Loan and Security Agreement

and Second Warrant Amendment

EXHIBIT A

Conveyance of Overriding Royalty Interest

CONVEYANCE OF OVER RIDING ROYALTY INTEREST

THE STATE OF KENTUCKY	§
§ KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF LAWRENCE	§

Grantor:

Daybreak Oil and Gas, Inc.

1101 North Argonne Road

Suite A 211

Spokane Valley, WA 99212

Grantee:

Maximilian Resources LLC

250 W. 55th Street

14th Floor

New York, NY 10019

Effective Date:

October 14, 2015

Daybreak Oil and Gas, Inc., a Washington corporation (“Grantor”), for $10.00 and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER (the “Grant”) unto Maximilian Resources LLC, a Delaware limited liability company (“Grantee”) a cost-free overriding royalty interest (the “Overriding Royalty Interest”) in and to Grantor’s working interest share of the oil, gas, and other hydrocarbons produced from the well described in Exhibit A (the “Well”), effective as of 12:00 a.m. Louisville, Kentucky time on October 14, 2015 (the “Effective Date”), in the percentage and on the terms and conditions set forth below.

TO HAVE AND TO HOLD the Overriding Royalty Interest unto Grantee, its successors and assigns, forever, subject to the matters set forth below.

This Grant is made and accepted expressly subject to the following terms and conditions:

1.

The Overriding Royalty Interest is hereby granted, bargained, sold, conveyed, assigned, transferred, set over, and delivered to Grantee, and Grantee shall own and hold the Overriding Royalty Interest, in an amount equal to 1.5000% (as subject to reduction as set forth in Section 2, below, the “Override Percentage”) of the production of the Well attributable to Grantor’s working interest in such Well, from the Effective Date through the total depletion of the Well.

2.

Grantor and Grantee are parties to that certain Amended and Restated Loan and Security Agreement, dated as of August 28, 2013, as amended (as the same has been and may hereafter be amended from time to time, herein the “Loan Agreement”), pursuant to which Grantee, as lender, extended certain credit and other financial accommodations (the “Loans”) to Grantee, as borrower.  Grantor and Grantee agree that, if Grantor repays the Loans on or prior to December 31, 2015, the Override Percentage shall be automatically be reduced to .7500%, effective as of the date of such repayment.

3.

The Overriding Royalty Interest shall be paid to Grantee at the address for Grantee set forth above, or such other address as Grantee shall notify Grantor in writing.

4.

The Overriding Royalty Interest shall be paid in accordance with and in the same manner as the terms and provisions of the assignments and conveyances in the chain of title out of which the Overriding Royalty Interest arises. Grantee shall be responsible for and bear all ad valorem, production, and severance taxes chargeable against the Overriding Royalty Interest.

5.

If Grantor owns a working interest, or similar interest, in any properties out of which the Overriding Royalty Interest is derived, Grantor may conduct and carry on, or may contract for, the exploration, development, maintenance and operation of any such properties, in any manner it so desires, without regard to the Overriding Royalty Interest and without any liability to Grantee. In addition, Grantor may transfer and dispose of, and may take or omit to take any other action with respect to, all or any of its interests from time to time in any such manner. For the avoidance of doubt, (a) Grantor shall have no obligation to conduct any drilling operations or take any other action upon or with respect to any property subject to the Overriding Royalty Interest or lands pooled therewith, or to continue to operate any well or to operate or maintain in force or attempt to maintain in force any lease thereon, including by payment of delay rentals, shut-in royalties, compensatory royalties or other payments or by the drilling of any wells upon any such lease, or in any other manner, and the extent and duration of all operations, as well as the preservation of any such lease by delay rental payments or otherwise, shall be at the sole discretion of Grantor, and (b) Grantor shall have the right at any time to surrender, abandon or otherwise terminate any such lease or well in whole or in part without any liability to Grantee.

6.

Grantor shall make all determinations with respect to the exploration, development, maintenance and operation of any property subject to the Overriding Royalty Interest using the same criteria (or criteria less favorable to the property subject to the Overriding Royalty Interest) as it would use were such property not subject to the Overriding Royalty Interest (that is, Grantor shall not favor properties subject to the Overriding Royalty Interest over properties not subject to the Overriding Royalty Interest when allocating Grantor’s resources in the exploration, development, maintenance and operation of its properties).

7.

Grantor makes no, and disclaims any, warranty of title or otherwise as to the Overriding Royalty Interest. Grantee accepts the Overriding Royalty Interest without warranty of title or otherwise. Grantor makes no, and disclaims any, warranty of any kind, express or implied, as to the accuracy or completeness of any data, information or estimates provided to Grantee by Grantor. Grantor makes no, and disclaims any, warranty of any kind, express or implied, as to the condition of any equipment, materials or facilities associated with the Interests (or with any properties out of which the Interests or the Overriding Royalty Interest are derived), including without limitation any warranty as to merchantability or fitness for a particular purpose. Grantee acknowledges such disclaimers.

8.

Grantor and its successors and assigns, hereby agree to execute and deliver to Grantee, from time to time, such other and additional instruments and documents, and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign the Overriding Royalty Interest to Grantee.

9.

This Conveyance of Overriding Royalty Interest is binding upon and inures to the benefit of Grantor and Grantee and their respective successors and assigns.

10.

Complete copies of this Grant including the entire Exhibit A hereto have been retained by Grantor and Grantee.

11.

THIS CONVEYANCE OF OVERRIDING ROYALTY INTEREST SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER STATE ARE MANDATORILY APPLICABLE.

[Signature Page Follows]

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[SIGNATURE PAGE TO CONVEYANCE OF OVERRIDING ROYALTY INTEREST]

IN WITNESS WHEREOF, each Party has caused this Conveyance of Overriding Royalty Interest to be executed in its name and behalf and delivered on October 14, 2015, but to be effective as of the Effective Time.

GRANTOR:

DAYBREAK OIL AND GAS, INC., a Washington corporation

By:	/s/ JAMES F. WESTMORELAND
Name: James F. Westmoreland
Title: President and Chief Executive Officer

STATE OF __________________________	)
) SS:
COUNTY OF ________________________	)

On the ______ day of _________________, in the year ____, before me, the undersigned, personally appeared ___________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature(s) on the instrument, the individual(s) or the person(s) upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC
[Seal]

(signatures continued on following page)

[SIGNATURE PAGE TO CONVEYANCE OF OVERRIDING ROYALTY INTERESTS, CONT’D]

GRANTEE:

MAXIMILIAN RESOURCES LLC, a Delaware limited liability company

By:	/s/ ZACH WEINER
Name: Zach Weiner
Title: Authorized Signatory

STATE OF __________________________	)
) SS:
COUNTY OF ________________________	)

On the ______ day of _________________, in the year ____, before me, the undersigned, personally appeared ___________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature(s) on the instrument, the individual(s) or the person(s) upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC
[Seal]

EXHIBIT A

Attached to and made a part of that certain Conveyance of Overriding Royalty Interest

The App Energy H-33 well

EXHIBIT B

Amendment to Operating Agreement

AMENDMENT TO OPERATING AGREEMENT

This AMENDMENT TO OPERATING AGREEMENT (this “Agreement”) is made as of October 14, 2015, by and among DAYBREAK OIL AND GAS, INC., a Washington corporation (“Daybreak”), and APP ENERGY, LLC, a Kentucky limited liability company (“App”).

WHEREAS, App and Daybreak are parties to that certain Operating Agreement dated August 28, 2013 (the “Operating Agreement”) regarding the development of certain oil and gas interests located in Lawrence County, Kentucky.

WHEREAS, App and Daybreak wish to amend the Operating Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.

Amendment to Operating Agreement.  The Operating Agreement is hereby amended as follows, effective from and after the date hereof: the second paragraph of Article VI(B)(2)(a) of the Operating Agreement is hereby deleted in its entirety.

Section 2.

Further Assurances.  Each party hereto agrees to perform any and all further acts and to execute and deliver any documents which may reasonably be necessary to carry out the provisions of this Agreement.

Section 3.

Binding Effect.  This Agreement is binding on, and will inure to the benefit of, the parties hereto and their respective successors, permitted assigns, heirs, and legal representatives.

Section 4.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

Section 5.

Entire Agreement.  This Agreement together with the Operating Agreement contains the entire agreement of the parties and embodies all the representations and warranties which have been made between them with respect to the subject matter hereof.  All previous agreements or understandings between the parties hereto with respect to its subject matter, whether in writing or oral, are merged into this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

APP:

APP ENERGY, LLC

By:	Westside Exploration, LLC
Its:	Manager

	By:	/s/ JOHN A. PIEDMONTE JR.
John A. Piedmonte, Jr.
	Its:	Manager

DAYBREAK:

DAYBREAK OIL AND GAS, INC.

By:	/s/ JAMES F. WESTMORELAND
Name: James F. Westmoreland
Title: President and Chief Executive Officer

Signature Page to Amendment to Operating Agreement

EXHIBIT C

Warrant Certificate

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES, OR (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

EXERCISABLE ON OR BEFORE

5:00 P.M., NEW YORK TIME, August 28, 2018

No. W – 101415	6,550,281 Warrants
(Amends, supercedes and replaces Nos. W – 082813, W - 051914 and, W - 052015)

WARRANT CERTIFICATE

This Warrant Certificate certifies that MAXIMILIAN RESOURCES LLC, a Delaware limited liability company and successor-in-interest to Maximilian Investors LLC, a Delaware limited liability company, or its registered assigns is the registered holder of six million, five hundred fifty thousand, two hundred eighty-one (6,550,281) Warrants to purchase, at any time from August 28, 2013 until 5:00 P.M.  New York City time on August 28, 2018 (“Expiration Date”) up to six million, five hundred fifty thousand, two hundred eighty-one (6,550,281) shares (“Shares”) of fully-paid and nonassessable common stock, no par value (“Common Stock”), of Daybreak Oil and Gas, Inc., a Washington corporation (the “Company”), at the initial exercise price, subject to adjustment in certain events (the “Exercise Price”), of $0.04 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement between the Company and the Subscriber therein dated as of August 28, 2013, as amended by that certain First Amendment to Warrant Agreement dated as of February 14, 2014, that certain Second Amendment to Amended and Restated Loan and Security Agreement and Warrant Amendment dated as of May 20, 2015 (as amended, the “Warrant Agreement”) and that certain Third Amendment to Amended and Restated Loan and Security Agreement and Warrant Amendment dated as of October 14, 2015 (as amended, the “Warrant Agreement”).  Payment of the Exercise Price may be made in cash, by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or certified or official bank check, in accordance with paragraph 3 of the Warrant Agreement.

No Warrant may be exercised after 5:00 P.M., New York City time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words “holders” or “holder” meaning the registered holders or registered holder) of the Warrants.

The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company’s securities issuable thereupon may, subject to certain conditions, be adjusted.  In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

DAYBREAK OIL AND GAS, INC., a Washington corporation

By:	/s/ JAMES F. WESTMORELAND
Name: James F. Westmoreland
Title: President and Chief Executive Officer

EXHIBIT D

Third Amendment to Loan and Security Agreement with App

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of October 14, 2015, by and between DAYBREAK OIL AND GAS, INC., a Washington corporation (the “Lender”), and APP ENERGY, LLC, a Kentucky limited liability company (the “Company”).

WHEREAS, the Lender and the Company are parties to that certain Loan and Security Agreement, dated as of August 28, 2013, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 21, 2014 and that certain Second Amendment to Loan and Security Agreement (the “Second Amendment”) dated as of May 20, 2015 (as the same has been and may hereafter be amended from time to time, herein the “Loan Agreement”), pursuant to which the Lender extended certain credit and other financial accommodations to the Company.

WHEREAS, the Company and the Lender have agreed to certain modifications to the Loan Agreement and the Loan (as defined in the Loan Agreement), as set forth herein.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 15.

Defined Terms.  Unless otherwise indicated, capitalized terms used and not otherwise herein defined shall have the respective meanings ascribed thereto in the Loan Agreement.

Section 16.

Modification to Required Monthly Payment.  The Loan Agreement is hereby amended so that, with respect to the next four Payment Dates following the date of this Agreement, the Required Monthly Payment shall be a payment equal to $37,500.  For clarity, the reduced Required Monthly Payments referred to above will be applied as described in Paragraph 1.8(e) in the Loan Agreement.  Further, the parties acknowledge and agree that payments of $37,500 made in August and September shall be applied as reduced Required Monthly Payments for such months, respectively, as described above.  The Lender hereby waives any Event of Default based on the Company’s failure prior to the date hereof to pay principal, interest or Commitment Fees when due under the Loan Agreement.

Section 17.

Reduction of Interest Rate. Advances made on or after August 1, 2015 (other than with respect to the App Deemed Advances, as defined below) shall accrue Regular Interest of nine and eight tenths percent (9.8%).  For the avoidance of doubt, the Commitment Fee shall remain unchanged.

Section 18.

Deemed Advances.

a.

The parties acknowledge that the Lender is a borrower pursuant to an Amended and Restated Loan and Security Agreement with Maximilian Resources LLC, a Delaware limited liability company, as lender (“Maximilian”), dated as of August 28, 2013, as amended on August 21, 2014 and May 20, 2015, and as is further being amended in connection with this Agreement (as amended, the “Daybreak Loan Agreement” and the amendment being entered into in connection with this Agreement, the “Daybreak Third Amendment”), pursuant to which Maximilian has extended to the Lender loans (the “Daybreak Loans”), a portion of which are used to extend the Loans to the Borrower and another portion of which are used to fund the Lender’s participation in the drilling and development of wells pursuant to that certain Operating Agreement dated August 28, 2013 (the “Operating Agreement”) by and between the Company and the Lender.  The Daybreak Third Amendment provides for temporary reductions in monthly payments with respect to the Daybreak Loans, which have allowed the Lender to temporarily reduce the Required Monthly Payment pursuant to Section 2 above.  The Daybreak Third Amendment provides that, for each reduced monthly payment, the portion of the difference between what it pays Maximilian and what it would have been required to pay Maximilian had the Daybreak Third Amendment not been entered into, which portion would have been applied to the payment of interest or commitment fees, shall be treated as an advance to the Lender under the Daybreak Loan Agreement.  Further, an additional amount equal to twenty percent (20%) of the entire difference between what the Lender pays Maximilian and what it would have been required to pay Maximilian had the Daybreak Third Amendment not been entered into shall also be treated as an advance to the Lender under the Daybreak Loan Agreement.  Each amount described in this Section that is treated as an advance to the Lender is referred to herein as, each, a “Deemed Advance” and, collectively, the “Deemed Advances”.

b.

In consideration of the agreements contained herein, the Company and the Lender agree that a percentage of each Deemed Advance shall be treated as an Advance under the Loan Agreement made as of the time such amounts are deemed advanced to the Lender under the Daybreak Loan Agreement (such Advances, the “App Deemed Advances”) and added to the Drawn Amount, such percentage to be determined by the Lender in good faith in its sole discretion, but generally as follows:  the Lender shall allocate a percentage of each Deemed Advance as an App Deemed Advance, which percentage shall be either 87.5% or 75%.  The percentage shall be determined by the Lender based generally on the proportion of the expenditures incurred by each party pursuant to the Operating Agreement, it being understood that the Company shall bear 87.5% of such expenses with respect to the Planned Wells (as hereinafter defined) and 75% of all other expenses.

Section 19.

Drilling and Development.  The Company and the Lender agree to continue to engage in drilling and development efforts pursuant to the Operating Agreement, including the drilling and development of the App Energy H-33 well and the next unnamed well to be drilled thereafter (such two wells, the “Planned Wells”).  With respect to the Planned Wells, notwithstanding anything to the contrary set forth in the Operating Agreement or any other agreement between the Company and the Lender, the Company agrees to fund on the Lender’s behalf one-half of the Lender’s costs to participate in the Planned Wells (such one-half of the Lender’s costs, the “Carry”).  The Lender agrees that as part of drilling the App Energy H-33, certain operations have been or will be conducted that are outside the scope of typical drilling and completion operations.  The Parties agree that these operations are being conducted to benefit the Parties in the future development of the leasehold.  Specifically, these operations include the drilling and logging of the vertical portion of the Murray H-34 and the coring, core analysis, and other mutually agreed to reporting of the App Energy H-33.  The Parties agree that some of the costs involved in these operations are not included in the Carry and, therefore the Lender agrees to pay its full share (i.e., 25%) of any costs that are incurred in 1) operations related to coring and analyzing the Berea formation; and, 2) operations involving the drilling and logging the vertical well referred to as the Murray H-34.

Section 20.

Competitive Bids.  The Company shall cooperate in good faith with the Lender and Maximilian to determine the minimum amount of financing needed to fund and develop the Planned Wells.  In furtherance of the foregoing, the Company shall submit each job required to be undertaken in the field with respect to the Planned Wells up for competitive bid, and such competitive bids shall be disclosed to the Lender and Maximilian and be subject to their prior approval before acceptance.

Section 21.

Overriding Royalty Interest.  With respect to the App Energy H-33 well and the next three wells to be drilled thereafter pursuant to the Operating Agreement (provided, however, that if the App Energy H-34 well is further developed before three other wells are drilled, it shall be considered one of such next three wells), the Company shall, within thirty (30) days of drilling each well, deliver to Maximilian with respect to such well a Conveyance of Overriding Royalty Interest in substantially the form attached hereto as Exhibit A (the “Override Agreement”). The overriding royalty interest shall be subject to a 50% reduction, as set forth in each Override Agreement, if the Daybreak Loan Payoff (as defined below) occurs on or prior to the Target Payoff Date (as defined below).

Section 22.

Amendment to Operating Agreement.  The Company and the Lender shall enter into an amendment to the Operating Agreement, in substantially the form attached hereto as Exhibit B.

Section 23.

Refinancing.  The Company agrees that it shall cooperate with the Lender in the Lender’s efforts to refinance the Daybreak Loans to allow it to repay in full the Daybreak Loans (such event, the “Daybreak Loan Payoff”) on or prior to December 31, 2015 (the “Target Payoff Date”).  If the Daybreak Loan Payoff occurs on or prior to the Target Payoff Date, then, at the time of the Daybreak Loan Payoff, the outstanding balance with respect to the Loan Agreement will be reduced by an amount equal to one-half of the Carry.

2

Section 24.

Sale and Forgiveness of Debt.  The Company grants to the Lender, for a period beginning on the date of the Daybreak Loan Payoff through December 31, 2015, an irrevocable, transferable option to purchase, in exchange for the forgiveness by the Lender of the lesser of (a) the outstanding Obligations owing pursuant to the Loan Agreement and (b) $6,000,000 in Obligations owing pursuant to the Loan Agreement, a twenty-five percent (25%) working interest in the oil and gas leases (the “Leases”) described on Exhibit C hereto (which interests the Company acknowledges and agrees shall be freely assignable by the Lender); provided, however, that if at the time of exercise of this option the outstanding Obligations owing pursuant to the Loan Agreement are less than $6,00,000, then the Lender agrees that it will pay to the Company $75,000 for each well drilled and completed pursuant to the Operating Agreement following the date of the exercise of the option until such amounts plus the amount of outstanding Obligations forgiven under the Loan Agreement collectively total $6,000,000.   Notwithstanding the foregoing, to the extent any portion of a Lease is part of a drilling unit for wells that have been drilled prior to August 28, 2013 (“Previously Drilled Wells”), as identified on Exhibit C, with respect to the portion of such Lease consisting of a five hundred foot radius around the wellbore of a Previously Drilled Well (such portion, the “Partially Excluded Portion”), the Company shall assign, sell, and convey to the Lender a twenty-five percent (25%) working interest in a Partially Excluded Portion only to the extent that the Company has since August 28, 2013 drilled, or in the future drills, within such Partially Excluded Portion.

Section 25.

Further Assurances.  Each party hereto agrees to perform any and all further acts and to execute and deliver any documents which may reasonably be necessary to carry out the provisions of this Agreement.

Section 26.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws rules.

Section 27.

Binding Effect; Third Party Beneficiaries.  This Agreement is binding on, and will inure to the benefit of, the parties hereto and their respective successors, permitted assigns, heirs, and legal representatives.  Maximilian is expressly recognized as a third party beneficiary of this Agreement for purposes of Sections 6 and 8.

Section 28.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

Section 29.

Entire Agreement.  This Agreement contains the entire agreement of the parties and embodies all the representations and warranties which have been made between them with respect to the subject matter hereof.  All previous agreements or understandings between the parties hereto with respect to its subject matter, whether in writing or oral, are merged into this Agreement.

Section 30.

Severability.  In the event that any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein, unless the deletion of such provision or provisions would result in such a material change so as to cause completion of the transactions contemplated herein to be unreasonable.

Section 31.

Expenses.  The Company shall be liable for all of its out of costs and expenses incurred in connection with this Agreement.  In addition, the Company and the Lender shall equally split the Lender’s out of pocket, documented costs and expenses (including, without limitation, legal fees) of preparation of this Agreement and the Daybreak Third Amendment, which costs and expenses shall be paid by the Company upon signing of this Agreement.

[signature page follows]

3

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

APP ENERGY, LLC

By:	Westside Exploration, LLC
Its:	Manager

	By:	/s/ JOHN A. PIEDMONTE JR.
John A. Piedmonte, Jr.
	Its:	Manager

LENDER:

DAYBREAK OIL AND GAS, INC.

By:	/s/ JAMES F. WESTMORELAND
Name: James F. Westmoreland
Title: President and Chief Executive Officer

Signature Page to Third Amendment to Loan and Security Agreement

EXHIBIT A

Conveyance of Overriding Royalty Interest

CONVEYANCE OF OVERRIDING ROYALTY INTEREST

THE STATE OF KENTUCKY	§
§ KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF LAWRENCE	§

Grantor:

App Energy, LLC

104 West Front St.

Monroe, MI  48161

Grantee:

Maximilian Resources LLC

152 West 57th Street

54th Floor

New York, New York 10019

Effective Date:

October 14, 2015

App Energy, LLC, a Kentucky limited liability company (“Grantor”), for $10.00 and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER (the “Grant”) unto Maximilian Resources LLC, a Delaware limited liability company (“Grantee”) a cost-free overriding royalty interest (the “Overriding Royalty Interest”) in and to Grantor’s working interest share of the oil, gas, and other hydrocarbons produced from the well described in Exhibit A (the “Well”), effective as of 12:00 a.m. Louisville, Kentucky time on October 14, 2015 (the “Effective Date”), in the percentage and on the terms and conditions set forth below.

TO HAVE AND TO HOLD the Overriding Royalty Interest unto Grantee, its successors and assigns, forever, subject to the matters set forth below.

This Grant is made and accepted expressly subject to the following terms and conditions:

12.

The Overriding Royalty Interest is hereby granted, bargained, sold, conveyed, assigned, transferred, set over, and delivered to Grantee, and Grantee shall own and hold the Overriding Royalty Interest, in an amount equal to 1.5000% (as subject to reduction as set forth in Section 2, below, the “Override Percentage”) of the production of the Well attributable to Grantor’s working interest in such Well, from the Effective Date through the total depletion of the Well.

13.

Grantee and Daybreak Oil and Gas, Inc., a Washington corporation (“Daybreak”) are parties to that certain Amended and Restated Loan and Security Agreement, dated as of August 28, 2013, as amended (as the same has been and may hereafter be amended from time to time, herein the “Loan Agreement”), pursuant to which Grantee, as lender, extended certain credit and other financial accommodations (the “Loans”) to Daybreak, as borrower, which then enabled Daybreak to extend credit and financial accommodations to Grantor.  Grantor and Grantee agree that, if Daybreak repays the Loans on or prior to December 31, 2015, the Override Percentage shall be automatically be reduced to .7500%, effective as of the date of such repayment.

14.

The Overriding Royalty Interest shall be paid to Grantee at the address for Grantee set forth above, or such other address as Grantee shall notify Grantor in writing.

15.

The Overriding Royalty Interest shall be paid in accordance with and in the same manner as the terms and provisions of the assignments and conveyances in the chain of title out of which the Overriding Royalty Interest arises. Grantee shall be responsible for and bear all ad valorem, production, and severance taxes chargeable against the Overriding Royalty Interest.

16.

If Grantor owns a working interest, or similar interest, in any properties out of which the Overriding Royalty Interest is derived, Grantor may conduct and carry on, or may contract for, the exploration, development, maintenance and operation of any such properties, in any manner it so desires, without regard to the Overriding Royalty Interest and without any liability to Grantee. In addition, Grantor may transfer and dispose of, and may take or omit to take any other action with respect to, all or any of its interests from time to time in any such manner. For the avoidance of doubt, (a) Grantor shall have no obligation to conduct any drilling operations or take any other action upon or with respect to any property subject to the Overriding Royalty Interest or lands pooled therewith, or to continue to operate any well or to operate or maintain in force or attempt to maintain in force any lease thereon, including by payment of delay rentals, shut-in royalties, compensatory royalties or other payments or by the drilling of any wells upon any such lease, or in any other manner, and the extent and duration of all operations, as well as the preservation of any such lease by delay rental payments or otherwise, shall be at the sole discretion of Grantor, and (b) Grantor shall have the right at any time to surrender, abandon or otherwise terminate any such lease or well in whole or in part without any liability to Grantee.

17.

Grantor shall make all determinations with respect to the exploration, development, maintenance and operation of any property subject to the Overriding Royalty Interest using the same criteria (or criteria less favorable to the property subject to the Overriding Royalty Interest) as it would use were such property not subject to the Overriding Royalty Interest (that is, Grantor shall not favor properties subject to the Overriding Royalty Interest over properties not subject to the Overriding Royalty Interest when allocating Grantor’s resources in the exploration, development, maintenance and operation of its properties).

18.

Grantor makes no, and disclaims any, warranty of title or otherwise as to the Overriding Royalty Interest. Grantee accepts the Overriding Royalty Interest without warranty of title or otherwise. Grantor makes no, and disclaims any, warranty of any kind, express or implied, as to the accuracy or completeness of any data, information or estimates provided to Grantee by Grantor. Grantor makes no, and disclaims any, warranty of any kind, express or implied, as to the condition of any equipment, materials or facilities associated with the Interests (or with any properties out of which the Interests or the Overriding Royalty Interest are derived), including without limitation any warranty as to merchantability or fitness for a particular purpose. Grantee acknowledges such disclaimers.

19.

Grantor and its successors and assigns, hereby agree to execute and deliver to Grantee, from time to time, such other and additional instruments and documents, and to do all such other and further acts and things as may be necessary to more fully and effectively grant, convey and assign the Overriding Royalty Interest to Grantee.

20.

This Conveyance of Overriding Royalty Interest is binding upon and inures to the benefit of Grantor and Grantee and their respective successors and assigns.

21.

Complete copies of this Grant including the entire Exhibit A hereto have been retained by Grantor and Grantee.

22.

THIS CONVEYANCE OF OVERRIDING ROYALTY INTEREST SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER STATE ARE MANDATORILY APPLICABLE.

[Signature Page Follows]

2

[SIGNATURE PAGE TO CONVEYANCE OF OVERRIDING ROYALTY INTEREST]

IN WITNESS WHEREOF, each Party has caused this Conveyance of Overriding Royalty Interest to be executed in its name and behalf and delivered on October 14, 2015, but to be effective as of the Effective Time.

GRANTOR:

APP ENERGY, LLC

By:	Westside Exploration, LLC
Its:	Manager

	By:	/s/ JOHN A. PIEDMONTE JR.
John A. Piedmonte, Jr.
	Its:	Manager

STATE OF __________________________	)
) SS:
COUNTY OF ________________________	)

On the ______ day of _________________, in the year ____, before me, the undersigned, personally appeared ___________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature(s) on the instrument, the individual(s) or the person(s) upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC
[Seal]

(signatures continued on following page)

[SIGNATURE PAGE TO CONVEYANCE OF OVERRIDING ROYALTY INTERESTS, CONT’D]

GRANTEE:

MAXIMILIAN RESOURCES LLC, a Delaware limited liability company

By:	/s/ ZACH WEINER
Name: Zach Weiner
Title: Authorized Signatory

STATE OF __________________________	)
) SS:
COUNTY OF ________________________	)

On the ______ day of _________________, in the year ____, before me, the undersigned, personally appeared ___________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature(s) on the instrument, the individual(s) or the person(s) upon behalf of which the individual(s) acted, executed the instrument.

NOTARY PUBLIC
[Seal]

EXHIBIT A

Attached to and made a part of that certain Conveyance of Overriding Royalty Interest

The App Energy H-33 well

EXHIBIT B

Amendment to Operating Agreement

AMENDMENT TO OPERATING AGREEMENT

This AMENDMENT TO OPERATING AGREEMENT (this “Agreement”) is made as of October 14, 2015, by and among DAYBREAK OIL AND GAS, INC., a Washington corporation (“Daybreak”), and APP ENERGY, LLC, a Kentucky limited liability company (“App”).

WHEREAS, App and Daybreak are parties to that certain Operating Agreement dated August 28, 2013 (the “Operating Agreement”) regarding the development of certain oil and gas interests located in Lawrence County, Kentucky.

WHEREAS, App and Daybreak wish to amend the Operating Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing, the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.

Amendment to Operating Agreement.  The Operating Agreement is hereby amended as follows, effective from and after the date hereof: the second paragraph of Article VI(B)(2)(a) of the Operating Agreement is hereby deleted in its entirety.

Section 2.

Further Assurances.  Each party hereto agrees to perform any and all further acts and to execute and deliver any documents which may reasonably be necessary to carry out the provisions of this Agreement.

Section 3.

Binding Effect.  This Agreement is binding on, and will inure to the benefit of, the parties hereto and their respective successors, permitted assigns, heirs, and legal representatives.

Section 4.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

Section 5.

Entire Agreement.  This Agreement together with the Operating Agreement contains the entire agreement of the parties and embodies all the representations and warranties which have been made between them with respect to the subject matter hereof.  All previous agreements or understandings between the parties hereto with respect to its subject matter, whether in writing or oral, are merged into this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

APP:

APP ENERGY, LLC

By:	Westside Exploration, LLC
Its:	Manager

	By:	/s/ JOHN A. PIEDMONTE JR.
John A. Piedmonte, Jr.
	Its:	Manager

DAYBREAK:

DAYBREAK OIL AND GAS, INC.

By:	/s/ JAMES F. WESTMORELAND
Name: James F. Westmoreland
Title: President and Chief Executive Officer

Signature Page to Amendment to Operating Agreement

EXHIBIT C

Oil and Gas Leases Subject to Working Interest Assignment Option